Exhibit 10.5

SPECTRA PRINTING
OEM SUPPLY AGREEMENT

“THIS OEM SUPPLY AGREEMENT (“Agreement”) is made and entered into as of this 6th day of January, 2006 (“Effective Date”) by and between SPECTRA PRINTING, a division of DIMATIX, INC. (“Spectra”), having a place of business at 109 Etna Road, Lebanon, New Hampshire 03766-1422, a corporation organized under the laws of the State of Delaware, U.S.A., and Kornit Digital Ltd. (“Kornit”), also referred to as “Customer” in the Schedules to this Agreement), having a place of business at 5 David Navon Street, POB 8406, Moshav Magshimim 56910, Israel and organized under the laws of Israel, collectively the “Parties”.

WHEREAS Kornit wishes to procure certain Spectra Products for integration with Kornit Product.

NOW THEREFORE, the Parties hereby agree as follows:

1.	DEFINITIONS

1.1	“Affiliate” means any corporation, partnership, association, or other entity with respect to which a party, directly or indirectly through a subsidiary, has not less than a majority beneficial ownership, but only if that corporation, partnership, association, or other entity expressly agrees in writing to be bound by this Agreement, and only while that ownership relationship exists.

1.2	“Kornit Product” means a digital printer, printing system or Print Engine, designed, manufactured or marketed by or on behalf of Kornit, on a retail, distribution or OEM sales basis, which incorporates one or more Printhead(s) that have been purchased from Spectra.

1.3	“Certified Ink” means an Ink which has achieved certain standards and test results in accordance with the then current procedures defined by Spectra.

1.4	“Hardware” means Printheads, printing assemblies and other ink jet devices supplied by Spectra to Kornit.

1.5	“Ink” means printing inks and other materials, which are jetted by Printheads.

1.6	“Print Engine” means a device comprised of: (i) components for moving and controlling the movement of the Printhead and print media, paper path, and ink supply components (collectively, the “Mechanism”); (ii) a Printhead; and (iii) a power supply, and covers.

1.7	“Printhead” means a piezoelectric device with multiple jets that eject droplets of Ink on demand.

1.8	“Products” means Hardware and Spectra Ink supplied by Spectra to Kornit.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1

1.9	“Reserved Markets” means those fields and/or applications defined in Schedule 3.

1.10	“Spectra Ink” means Ink manufactured by or on behalf of Spectra.

1.11	“Term” means the period beginning on the Effective Date and ending on the date on which this Agreement terminates under Section 6,

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2

SPECTRA PRINTING
OEM SUPPLY AGREEMENT

THIS OEM SUPPLY AGREEMENT (“Agreement”) is made and entered into as of this 6th day of January, 2005 (“Effective Date”) by and between SPECTRA PRINTING, a division of DIMATIX, INC. (“Spectra”), having a place of business at 109 Etna Road, Lebanon, New Hampshire 03766-1422, a corporation organized under the laws of the State of Delaware, U.S.A., and Kornit Digital Ltd. (“Kornit”), also referred to as “Customer” in the Schedules to this Agreement), having a place of business at 5 David Navon Street, POB 8406, Moshav Magshimim 56910, Israel and organized under the laws of Israel, collectively the “Parties”.

WHEREAS Kornit wishes to procure certain Spectra Products for integration with Kornit Product.

NOW THEREFORE, the Parties hereby agree as follows:

1.	DEFINITIONS

1.1	“Affiliate” means any corporation, partnership, association, or other entity with respect to which a party, directly or indirectly through a subsidiary, has not less than a majority beneficial ownership, but only if that corporation, partnership, association, or other entity expressly agrees in writing to be bound by this Agreement, and only while that ownership relationship exists.

1.2	“Kornit Product” means a digital printer, printing system or Print Engine, designed, manufactured or marketed by or on behalf of Kornit, on a retail, distribution or OEM sales basis, which incorporates one or more Printhead(s) that have been purchased from Spectra.

1.3	“Certified Ink” means an Ink which has achieved certain standards and test results in accordance with the then current procedures defined by Spectra.

1.4	“Hardware” means Printheads, printing assemblies and other ink jet devices supplied by Spectra to Kornit.

1.5	“Ink” means printing inks and other materials, which are jetted by Printheads.

1.6	“Print Engine” means a device comprised of: (i) components for moving and controlling the movement of the Printhead and print media, paper path, and ink supply components (collectively, the “Mechanism”); (ii) a Printhead; and (iii) a power supply and covers.

1.7	“Printhead” means a piezoelectric device with multiple jets that eject droplets of Ink on demand.

1.8	“Products” means Hardware and Spectra Ink supplied by Spectra to Kornit.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1

1.9	“Reserved Markets” means those fields and/or applications defined in Schedule 3.

1.10	“Spectra Ink” means Ink manufactured by or on behalf of Spectra.

1.11	“Term” means the period beginning on the Effective Date and ending on the date on which this Agreement terminates under Section 6.

2.	PRODUCT SUPPLY

2.1	Kornit and Spectra agree that all Spectra Products will be supplied by Spectra to Kornit in accordance with the terms and conditions of this Agreement, including the Schedules.

2.2	Schedule 1 sets forth the basic terms and conditions of sale for Spectra Products. In connection with the warranty terms in this Schedule 1:

2.2.1 NO OTHER WARRANTY IS EXPRESSED OR IMPLIED. SPECTRA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. DETERMINATION OF THE SUITABILITY OF THE PRODUCTS DESCRIBED ON THE FACE HEREOF: IS THE SOLE RESPONSIBILITY OF KORNIT AND SPECTRA SHALL HAVE NO RESPONSIBILITY IN CONNECTION THEREWITH. KORNIT WARRANTS THAT KORNIT IS NOT: PURCHASING THE PRODUCTS FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. THE REMEDIES PROVIDED HEREIN ARE KORNIT’S SOLE AND EXCLUSIVE REMEDIES. SPECTRA SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), WHETHER BASED IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, OR FOR THE COST OF SUBSTITUTE GOODS.

2.3	Schedule 2 sets forth the prices and any related special terms for Spectra Products. New or additional Spectra Products will be automatically incorporated into Schedule 2 by means of Kornit delivering a purchase order to Spectra and by Spectra’s acknowledgement and acceptance of (including any changes to) said purchase order.

2.4	Kornit will pay to Spectra the royalties set forth in Schedule 2, subject to the terms and conditions thereof. Kornit will provide Spectra with a written report, no later than 30 (thirty) days following the end of each calendar quarter, describing for such calendar quarter amount, type and price of all Ink sold, leased or otherwise disposed of, for use with Kornit Product during such period, together with a detailed royalty calculation sufficient to establish a statement of royalties due if any such royalties are due. Kornit will pay any royalties due together with such report. Spectra shall have the right to have the books and records of Kornit audited [***] to verify the correctness of royalty reports. If any such audit discloses an underpayment of royalties, Kornit will pay the shortfall immediately upon notice. If such shortfall exceeds [***]% of the royalties due, Kornit shall reimburse Spectra for the costs of the audit.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2

3.	DISTRIBUTION RIGHTS

3.1	Kornit may sell, lease and use Spectra Products and components thereof for Kornit Products, including, without limitation, worldwide marketing to any end user or re-marketer; provided however, that:

(i)	Kornit’s distribution rights exclude Reserved Markets;

(ii)	Kornit may only resell Printheads as integral components of Kornit Products, or as spare or replacement parts for Kornit Products; and

(iii)	Kornit may not knowingly sell Spectra Ink or a Certified Ink for use other than in conjunction with Kornit Products.

To maintain the non-exclusive rights under this Section 3.1, Kornit must fulfill its obligations under Section 2.4 at all times.

3.2	To the extent Kornit may directly or indirectly market Kornit Products, Spectra Products, or other items under this Agreement, Kornit may do so under any present or future Kornit or Affiliate trademark or product designation. Kornit shall refer to any product so designated, in all Kornit sales proposals, advertising literature, and otherwise, as a Kornit or Affiliate product. Kornit may ship those products in containers bearing the Kornit or Affiliate logo, class and serial number of the product, and all other information or markings desired by Kornit or required by law; provided, however, that Kornit further agrees to affix or cease to affix, upon Spectra’s written request, a logo or identifier supplied by Spectra containing the words “Spectra Jet Powered™” in a mutually agreed upon location on such Kornit Products.

4.	CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY RIGHTS

4.1	In connection with the supply of Spectra Products, [***] and other activities that may be contemplated hereunder, the Parties may share their respective Confidential Information on a voluntary basis to facilitate the success and rapid time to market of Kornit Products. In order to foster a constructive and solution-oriented environment, the Parties agree to define and handle Confidential Information disclosures from and after the Effective Date and intellectual property rights in accordance with Schedule 4.

4.2	The Parties agree that any agreement between them in effect as of the Effective Date covering Confidential Information will remain in full force and effect, but shall only cover disclosures made prior to the Effective Date.

5.	[***]

5.1	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3

6.	TERM AND TERMINATION

6.1	This Agreement is effective on and after the Effective Date and shall expire 7 (seven) years after the Effective Date, unless earlier terminated pursuant to Section 6.2 below. The term will be extended by one year on each anniversary of the Effective Date unless either party notifies 90 (ninety) days prior to the anniversary of the Effective Date that it does not wish the extension to take effect.

6.2	This Agreement may be terminated prior to its expiration if any of the following occur:

6.2.1	Spectra and Kornit may at any time agree in writing to terminate this Agreement.

6.2.2	If Kornit fails without cause to pay Spectra any amount due Spectra, Spectra may terminate this Agreement if Kornit does not cure that failure within 30 (thirty) days after Kornit receives a written notice from Spectra stating the facts on which Spectra based its determination that such a failure occurred.

6.2.3	If either party breaches a material obligation of this Agreement, and such breach is not cured within 90 (ninety) days after receipt of the notice from the non-breaching party, the non-breaching party may terminate this Agreement.

6.3	All financial obligations which had accrued but which were unpaid as of the effective date of termination shall survive termination. All financial obligations, which would have accrued after the effective date of termination shall terminate. All then-outstanding forecasts and purchase orders shall terminate without liability or consequence to either party as of the effective date of termination. All licenses granted hereunder shall survive termination, provided that Kornit continues to report and pay royalties required under Section 2.4.

7.	MISCELLANEOUS

7.1	The Parties agree to handle disputes in connection with this Agreement in accordance with Schedule 5.

7.2	Spectra and Kornit are contractors independent of one another. Nothing in this Agreement is intended to or shall constitute either party as an agent, legal representative, partner, joint venture, franchisee, employee, or servant of the other for any purpose. Neither party shall make any contract, agreement, warranty, or representation on behalf of the other party, or incur any debt or other obligation in the other party’s name, or act in any manner which has the effect of making that party the apparent agent of the other; and neither party shall assume liability for, or be deemed liable as a result of, any such action by the other party. Neither party shall be liable by reason of any act or omission of the other party in the conduct of its business or for any resulting claim or judgment, including without limitation those arising from oral or written statements the other party makes in connection with its marketing efforts (other than statements made in reliance on written information which the first party furnishes to the other party).

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4

7.3	Neither Spectra nor Kornit may assign this Agreement or any of their respective rights and obligations under this Agreement without the express written consent of the other party before that assignment, except that either party may without the other’s prior consent assign this Agreement to a successor in ownership of all or substantially all of its assets. Any assignment under this Section 7.3 will not relieve the assigning party of its outstanding financial obligations, if any, incurred before the assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

7.4	A waiver of a default of any term of this Agreement shall not be construed as a waiver of any later default of that provision or as a waiver of the provision itself. A party’s performance after the other party’s default shall not be construed as a waiver of that default.

7.5	Each term of this Agreement is severable. If a court, agency, or arbitrator having jurisdiction determines that any term is invalid or unenforceable under applicable law, that determination shall not affect the other terms of this Agreement, which other terms shall continue to be enforced as if the invalid or unenforceable provisions were omitted.

7.6	Massachusetts law shall govern the interpretation and enforcement of this Agreement, except that the Federal Arbitration Act shall govern the interpretation and enforcement of Schedule 5.

7.7	Except as this Agreement otherwise provides, no amendment to this Agreement shall be binding unless agreed to in writing executed by Spectra and Kornit, and no approval, consent, or waiver shall be enforceable unless signed by the granting party. The pre-printed terms of any order (including, without limitation, a purchase order), acknowledgment, or other form do not amend this Agreement. No document shall be deemed to amend this Agreement by implication.

7.8	This Agreement (including the attached Schedules, which are hereby incorporated by reference) states the complete agreement between Spectra and Kornit concerning this subject, except as stated in Section 4.2, and supersedes all earlier oral and •written communications between Spectra and Kornit concerning this subject.

7.9	All notices required or permitted under this Agreement and all requests for approvals, consents, and waivers must be in writing and must be delivered by a method providing for proof of delivery to the addresses listed below:

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5

In the case of Kornit:

Chief Executive Officer

Kornit Digital, Ltd.

5 David Navon Street

POB 8406

Moshav Magshimim 56910

Israel

Facsimile: +

In the case of Spectra:	With a copy to:
Chief Operating Officer	Laurel H. Finch, Attorney
Spectra Printing	Heller Ehrman LLP
Dimatix, Inc.	275 Middlefield Road
109 Etna Road	Menlo Park, CA 94025-3506
Lebanon, NH 03766-1422	Facsimile: +1-650-324-0638
Facsimile: +1 603-448-9870

Any notice or request shall be deemed to have been given on the date of receipt. Either party may change its address for the purposes of this Agreement by giving the other party written notice of its new address.

7.10	All rights granted to Kornit under this Agreement may be exercised by any Affiliate of Kornit agreeing to be bound by this Agreement.

AGREED TO AND ACCEPTED BY:

SPECTRA PRINTING	KORNIT DIGITAL LTD.
DIMATIX. INC.

/s/ Robert G. Rosenblum	/s/ Ofer Ben-Zur
By:	By:
Robert G. Rosenblum	Ofer Ben-Zur
Printed
Chief Operating Officer	CEO
Title:
Jan. 10, 2006	Jan. 15, 2006
Date:	Date:

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

6

SCHEDULE 1

TERMS AND CONDITIONS

FORECASTS AND PRODUCTION ESTIMATES: Customer will provide Spectra with a [***], [***] forecast of Spectra Product requirements; provided, however, that orders placed hereunder are non-cancelable and non- deferrable beginning [***] prior to scheduled delivery date. Customer will provide Spectra with [***] advance notice to add significant additional manufacturing capacity. Spectra may not be able to meet orders as a result of changes in or requirements in excess of those set forth in [***] forecasts. Furthermore, the Parties agree to use their reasonable efforts, particularly during significant ramp periods, to coordinate, communicate and level out product delivery requirements so that Customer’s requirements and Spectra’s capacity are matched as closely as possible. Production estimates are not guaranteed, but result from careful analysis of Customer’s submitted requirements and present reasonably expected output under normal conditions.

ORDERS: Customer will order Spectra Products through the issuance of purchase orders at least [***] in advance of the requested delivery dates. All preprinted terms and conditions on purchase orders are superseded entirely by the terms and conditions of this Agreement. Each purchase order will adequately identify the Spectra Product ordered by use of Spectra’s product code, set forth the requested quantity, and specify the requested delivery method and date. Purchase orders must be in writing and may be sent via e-mail or facsimile to Spectra’s Customer Service group. To confirm its acceptance of each purchase order, Spectra will issue an acknowledgement of such purchase order in writing or sent via e-mail or facsimile within 5 (five) business days of receipt. If Customer does not receive an acknowledgement of a purchase order within this timeframe, Customer should contact Spectra immediately to follow up on the status of the order.

Upon receipt of any purchase order submitted in accordance with this Agreement, Spectra will either: (i) accept the order, which will establish the delivery date; or (ii) notify Customer of Spectra’s proposed delivery date, if Spectra is unable to deliver Spectra Product in the amounts and/or at the time or times requested. Once accepted, this will become the commitment date. If Spectra cannot fulfill Customer’s purchase orders due to a shortage of any Spectra Product, Spectra shall use its reasonable efforts to satisfy Customer’s purchase requirements as closely as possible.

PRICES: Prices are exclusive of federal, state or excise or use taxes which will be separately shown on invoices. Prices are [***] (INCO Terms). Specification changes by Customer may affect prices. Customer must provide Spectra with a certificate for exemption from state taxes where applicable.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1

PAYMENT AND SECURITY: Payment shall be made by Customer within [***] of invoice date. For the purpose of securing payment of amounts due Spectra from the Customer hereunder, Customer hereby grants to Spectra: (i) a continuing first purchase money security interest in the products to be shipped hereunder, and all accessions thereto and substitutions therefor; and (ii) a continuing purchase money security interest in all of the proceeds of the foregoing. If Customer fails to make payment to Spectra of any invoice for products shipped by Spectra within [***] of the date of such invoice, or should Customer become insolvent or be a party to any bankruptcy or receivership proceeding prior to full payment of all amounts payable hereunder, Spectra may, notwithstanding any other provisions herein set forth, exercise any or all of its rights as a secured creditor under applicable law, including without limitation: (a) refuse to make further shipments to Customer; (b) with or without demand or notice to Customer declare the entire amount unpaid immediately due and payable; and (c) sell any or all of said products as permitted under applicable law, applying the proceeds of the sale to the expenses of retaking, repairing and selling said products, reasonable attorney’s fees and to the satisfaction of all indebtedness then due and unpaid. Any surplus shall be paid to Customer and any deficiency shall be paid to Spectra by Customer. All past due amounts shall accrue delinquency charges at the rate of [***]% ([***] percent) per month.

The foregoing notwithstanding, as to orders including any special or custom-made equipment and as to any Customer which Spectra in its sole discretion determines to have insufficient credit worthiness, Spectra reserves the right to require all or a portion of the invoice amount in advance if commencing work on an order, and, as the case may be, a portion upon shipment and the balance within [***] of invoice. For orders shipped outside the United States payment may be made by bank draft (on a bank acceptable to Spectra) or by confirmed, irrevocable letter of credit (naming Spectra as beneficiary) with order or other terms as arranged by Spectra. Any charges related to such letter of credit or other payment arrangement shall be for Customer’s account.

Nothing herein shall require Spectra to ship Spectra Products to Customer if any of the requirements in this Schedule are not fulfilled by Customer.

DELIVERY: Delivery to a public carrier at Spectra’s manufacturing facility, consigned as Customer directs, shall constitute transfer of the shipment’s title, ownership, possession, and property to Customer at point of such delivery. Carrier will thereafter be deemed as acting for Customer and the shipment will be at Customer’s risk. Spectra Products will be delivered to Customer in packaging reasonably acceptable to Customer, given shipment, warehousing and storage requirements. Customer will advise Spectra in writing of any special packaging or labeling requirements at the time of placing an order. Customer will pay the cost of any special packaging.

WARRANTY: All Spectra Products are warranted to be free of defects in materials and workmanship and to conform to Spectra specifications in effect at the date of shipment for a period of eighteen (18) months from date of shipment by Spectra. Any products labeled as pre-production release or prototypes, warranty coverage will be on materials and workmanship only and for a period of 3 months from date of shipment. Products repaired or replaced under warranty will carry coverage for the balance of warranty period of the product from when such product was returned to Spectra.

During the warranty period, Spectra will, at its option, repair, replace or refund the purchase price of Spectra products which prove to be defective in materials or workmanship or which do not conform to the applicable Spectra specifications. Customer must return Spectra products to the facility designated by Spectra. Customer shall obtain a return materials authorization number (“RMA”) and shipping instructions from Spectra, follow the proper cleaning/flushing procedures in accordance with the respective product manual, and return the product shipping charges prepaid. Shipping charges for all agreed warranty returns will be paid by Spectra and by Customer for all rejected warranty returns. Warranty excludes all costs of customs clearance and any other related charges. All replaced products shall become the property of Spectra.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2

 The foregoing warranty shall not apply to defects or non-conformance with Spectra specifications that result from:

(1)	improper installation, use, storage, care or maintenance by Customer or its customers;
(2)	modification or alteration, damage, neglect, or abuse of a Spectra product;
(3)	operation of a Spectra product out of specification including power and environmental specifications;
(4)	use of Inks or other chemicals not furnished or Certified by Spectra; or
(5)	externally induced contamination (including but not limited to defective Certified Inks not supplied by Spectra and premature drying of inks in the nozzles).

DISCONTINUANCE: Spectra may, at its option, discontinue Products supplied under this Agreement, provided however, that: (i) Spectra gives Customer 180 (one hundred eighty) day notice of any planned discontinuance; and (ii) Spectra provides Customer with an end of life purchase program.

INFRINGEMENT OF THIRD PARTY RIGHTS: Spectra shall promptly investigate and defend at its expense all claims that the manufacture, use, maintenance, sale or other disposition of any Spectra Product infringes, induces the infringement of, or otherwise violates any patent, copyright, mask work, trademark, trade secret, or proprietary or other information of any third party, and Spectra shall pay and discharge all judgments or decrees against Customer which result from those claims. Spectra may, with Customer’s consent (which Customer shall not unreasonably withhold), settle any such claim on terms of Spectra’s choosing, if those terms do not conflict with this Agreement; provided, however, that Spectra shall not be obligated to the extent (i) Customer fails to give Spectra prompt notice of the claim, appropriate authority to settle or defend it, or the information and assistance necessary to conduct the defense, or (ii) the claims of infringement arise from or are based upon (A) Customer’s or any third party’s enhancements, modifications, alteration or implementation of a Spectra Product, or (B) the combination of a Spectra Product with any device Spectra did not directly furnish to Customer.

If (i) a court, agency, or arbitrator having jurisdiction holds that, or Spectra agrees in writing with any third party that, any Spectra Product infringes a patent, copyright, mask work, or trademark or involves an unlawful use of a third party’s proprietary or other information, (ii) an injunction issues against Customer’s manufacturing, use, or marketing of a Spectra Product, or (iii) in Spectra’s opinion that Spectra Product is likely to become the subject of an infringement claim, then Spectra shall at its expense use reasonable efforts to: (x) obtain for Customer rights sufficient in scope to allow Customer to continue to make, use, sell, and market that Spectra Product, or (y) replace or modify that Spectra Product so that it becomes non-infringing.

Spectra shall not be liable under this infringement section for any claim, and Customer’s rights under this infringement section shall not attach to a claim, to the extent that claim is based on information, devices, or processes furnished by someone other than Spectra. Customer shall defend and hold Spectra harmless against any expense, judgment or loss for alleged infringement or violation of any patents, copyrights, mask works, trade secrets, trademarks, or proprietary or other information which result from Spectra’s compliance with Customer’s designs, specifications or instructions. The foregoing states the entire obligation of Spectra with respect to infringement or the like.

CANCELLATION OR RETURNS: If Spectra agrees to the cancellation by Customer of an order within [***] of scheduled delivery, all future work thereon will be stopped by Spectra as soon as reasonably possible and a cancellation charge will be rendered in the amount of the costs incurred to the date of stoppage plus [***]% ([***] percent), less allowances Spectra may be able to make for standard components and salvage. Cancellations as to any completed items shall not be effective and the order will be shipped and billed to the Customer at the order prices.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3

SCHEDULE 2

PRICES FOR SPECTRA PRODUCTS

Prices for all Spectra Products include standard packaging.

A.	PRINTHEADS and JETTING ASSEMBLIES

PART NUMBER	DESCRIPTION	ACCUMULATED ORDER QTY	UNIT PRICE

256-Channel Jetting Assemblies

05536	Nova JA 256/80 AAA
08991	Galaxy JA 256/30 AAA
09272	Galaxy JA 256/50 AAA
09493	Galaxy JA 256/80 AAA	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

09158	Spectra SL-128
09084	Spectra SM-128
08935	Spectra SE-128	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1

B.	OTHER HARDWARE

PART NUMBER	DESCRIPTION	INDIVIDUAL ORDER QTY	UNIT PRICE
3800-038	Pressure Regulator	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

08162	Meniscus Pressure Controller (MPC)	[***]-[***]	$	[***]
		[***]-[ ***]	$	[***]
		[***]+	$	[***]

06543	Miata Remote Lung/Reservoir	[***]-[ ***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

08371	Molded Lung Module (MLM) 1)	[***]-[ ***]	$	[***]
		[***]-[ ***]	$	[***]
		[***]+	$	[***]
05841	Miata Remote Lung	[***]	$	[***]

04649	HDEM-4	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

3500-189	HDEM Daughter Cards	[***]	$	[***]
3800-037	HDC2	[***]	$	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2

C.	INK PRODUCTS

Note: All ink prices are per order, per color.

PART NUMBER	DESCRIPTION	INDIVIDUAL ORDER QTY	UNIT PRICE(per case)
00146-01	SABRE Black 5)	[***]-[***]	$	[***]
		[***]-[***]	$	[***]
		[***]+	$	[***]

See table below	Seurat UV Curing Ink 2)	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

See table below	Kappa UV Curing Ink 2)	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]
01880	Sirius, Ink 3)	[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***] to [***]	$	[***]
		[***]+	$	[***]

01881	Sirius, Clear Solvent, Flush 3)		$	[***]

01882	Sirius, Clear, Cleaning Spray 4)		$	[***]

7060-804-93	7060 Model Fluid	[***]	$	[***]

04322	7060 Model Fluid	[***]	$	[***]

06291	Clear Flush	[***]	$	[***]

1)	The pricing for these products is subject to full and final release by Spectra. No guarantee is implied as to these products ever becoming available from Spectra.
2)	Each case contains 4 (four) 1 liter bottles.
3)	Each case contains 6 (six) 1 liter bottles.
4)	Each case contains 24 (twenty-four) 125 ml bottles.
5)	Each case contains 40 100g ink pucks.

PART NUMBER AND DESCRIPTION - UV CURING INKS

SEURAT RANGE
00052	Ink, black
00055	Ink, yellow
00058	Ink, magenta
00060	Ink, cyan
KAPPA RANGE
03604	Ink, black

Prices for all Spectra Products include standard packaging.

D.	VOLUME DISCOUNTS

Fees

1)	Printhead Volume Discount Fee of $[***]
2)	The Printhead Volume Discount Fee is payable to Spectra prior to Kornit shipping - or using — commercial products.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3

3)	Upon payment of the Printhead Volume Discount Fee, Kornit will obtain the following rights:

PART NUMBER	DESCRIPTION	ACCUMULATED ORDER QTY	UNIT PRICE
256 Channel Jetting Assemblies		[***]	$	[***]
128 Channel Jetting Assemblies (SL, SM, SE)		[***]	$	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4

PRICE INCREASES

Beginning 12 (twelve) months after the date of this Agreement, Spectra may, by written notice delivered 90 (ninety) days in advance to Customer, increase prices for Products listed on Schedule 2. Price increases will not apply to orders that are non-cancelable and non-deferrable (pursuant to Schedule 1) at the time of notice of the increase.

Any notice of price increase in accordance with the foregoing shall constitute an amendment to this Schedule 2.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5

ROYALTIES

1)	Kornit will pay to Spectra a royalty of 5% (five percent) of the amounts received by Kornit (net of returns and allowances and sales and use taxes) upon the sale by Kornit of Ink for use in Kornit Products, except Spectra Ink.

2)	If Kornit does not supply Ink to be used in Kornit Products Kornit will, in lieu of 1) above, pay to Spectra a royalty of 2% (two percent) of the amounts received by Kornit (net of returns and allowances and sales and use taxes) upon the sale by Kornit of Kornit Products.

3)	The first $500,000 of ink sales (on an annual basis) is not subject to the royalty provisions under section 1 above.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

6

SCHEDULE 3

RESERVED MARKETS: EXCLUSIVE RIGHTS RESERVED
BY SPECTRA TO OTHER CUSTOMERS

I.	Product Identification

Exclusive Market shall mean the following:

The market for systems incorporating less than $[***] of Spectra supplied Printheads, where such systems are used for printing with ink on packaging, labels or tangible products. The scope of this Reserved Market does not include

(i)	systems used in commercial printing environments,
(ii)	the printing of goods where the primary value of the goods is the printed content, and
(iii)	other detailed exemptions available from Spectra upon request.

*(In January of each year after 2005, the price thresholds set forth above are adjusted for inflation or deflation. The price thresholds in effect on any date can be obtained by contacting Spectra.)

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1

SCHEDULE 4

CONFIDENTIALITY AND
INTELLECTUAL PROPERTY RIGHTS

Confidentiality:

“Confidential Information” means all information which one party (“Discloser”) discloses to the other party (“Recipient”) during the term of this Agreement: (i) in documents or other tangible materials clearly marked “CONFIDENTIAL”; or (ii) orally, or in any other intangible form, when first disclosed to the Recipient, if at that time the Discloser tells the Recipient that the information is confidential and if the Discloser describes the information in writing or other tangible materials clearly marked “CONFIDENTIAL” and delivers them to the Recipient within 30 (thirty) calendar days after the information is first disclosed to the Recipient. “Confidential Information” does not include any information which the Recipient can show:

(a)	the Recipient knew at the time of disclosure;
(b)	the public knows or which is or becomes readily ascertainable by the public, and through no wrongful act of the Recipient;
(c)	the Recipient receives from a third party without breaching an obligation owed to the Discloser, if the third party does not restrict the Recipient from disclosing that information;
(d)	is independently developed by or for the Recipient;
(e)	the Discloser discloses to a third party without similar restrictions on disclosure; or
(f)	is required to be disclosed by law, provided, however, that in the event Recipient is ordered to disclose the Discloser’s Confidential Information pursuant to a judicial or governmental request, requirement or order, Recipient shall immediately, and in any event prior to complying therewith, notify the Discloser and take reasonable steps to assist Discloser in contesting such request, requirement or order or otherwise protecting Discloser’s rights, and Recipient may not disclose any Discloser Confidential Information in response to any law, rule or regulation, including disclosure rules of the Securities and Exchange Commission, without the Discloser’s written consent in each case, which consent shall not be unreasonably withheld or delayed.

During the Term and for 5 (five) years after the Term, the Recipient shall use reasonable efforts to prevent the disclosure of any Confidential Information to any other person, subject to (f) above, and shall not analyze or reverse engineer any samples, prototypes or products labeled “Confidential” and provided hereunder. All materials containing Confidential Information delivered by the Discloser under this Agreement are and shall remain the property of the Discloser. At the Discloser’s written request upon termination of the Recipient’s right to possess the Discloser’s Confidential Information, the Recipient shall promptly return to the Discloser, or destroy and certify the destruction of, all those materials and any copies. The Recipient agrees that it will not utilize or include any Confidential Information of Discloser in any patent or copyright filing.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1

Except as this Agreement expressly provides, this Agreement does not: (i) restrict either party from developing new products, improving existing products, or marketing any new, improved, or existing products; or (ii) commit either party to disclose any particular information or to develop, make, use, buy, sell, or otherwise dispose of any existing or future product, or to favor or recommend any product or service of the other party.

This Agreement does not enlarge, diminish, or affect the rights and obligations that either party may have or come to have under any other written agreement they both sign, or, except as this Agreement expressly provides, with respect to any patent or copyright of either party. Except as this Agreement or such other written agreement specifically provides, there shall be no restrictions on the use or disclosure of any information the Parties exchange at any time, in the past or in the future, other than restrictions that either party may independently have a right to assert under the patent, copyright, or mask work laws.

Intellectual Property Rights:

Each party will retain its existing intellectual property rights and nothing in this Agreement will amend that understanding. Furthermore, each party will own all Technology developed solely by its employees, agents, representatives and consultants. In the case that a joint invention by employees, agents, representatives or consultants of Customer and Spectra is made in connection with Agreement, then both Parties will own an equal interest in such Technology and any patents which issue as a result. In the event that one party is granted a patent which incorporates Confidential Information of the other party, that one party will grant upon request a paid up, worldwide right and license under such patent to the other party to make, have made, use and sell products of the other party.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2

SCHEDULE 5

DISPUTES

In the event of any dispute, controversy or claim between the Parties arising directly or indirectly under this Agreement, whether based on contract, tort, fraud, misrepresentation or other legal theory, the Parties shall attempt in good faith to resolve such matter through mediation. Such mediation shall be conducted in accordance with The CPR Mediation Procedure of the CPR Institute for Dispute Resolution in effect on the date of this Agreement. If either party refuses to engage in such mediation, or if such mediation has not resolved the dispute, controversy or claim within [***], or such longer period as the Parties may agree, then the provisions below shall apply.

Except for disputes concerning Spectra’s indemnification obligations regarding infringement of third party rights, and except as otherwise provided in this Agreement, Customer and Spectra shall settle by arbitration any controversy or claim between them arising directly or indirectly under this Agreement, whether based on contract, tort, fraud, misrepresentation, or other legal theory that is not resolved through mediation as provided in the paragraph above. The arbitration shall occur in Massachusetts, under the then current Rules for Non-Administered Arbitration and supervision of the CPR Institute for Dispute Resolution, except as otherwise provided herein. If the dispute involves a claim for money in the amount of $[***] ([***] dollars) or less and does not involve any claims relating to ownership, use, or disclosure of intellectual property (other than a claim of unlawful ownership, use or disclosure of intellectual property arising solely from a failure to pay a license fee or royalty), the arbitration shall be before a single arbitrator whom Customer and Spectra shall select from a panel of persons knowledgeable in business information and data processing systems; otherwise, the arbitration shall be before three arbitrators, one selected by Customer, one selected by Spectra, and the third selected by the two arbitrators selected. The arbitrator or arbitrators shall not have the power to award punitive or exemplary damages. The decision and award of the arbitrator or arbitrators shall be final and binding and the award rendered may be entered in any court having jurisdiction. Customer and Spectra shall each pay its own attorney’s fees associated with the arbitration, and shall pay the other costs and expenses of the arbitration as the rules of the American Arbitration Association provide.

Spectra and Customer may each petition a court of law for injunctive relief to protect its respective intellectual property.

If one party files a court action alleging claims subject to binding arbitration under this Schedule and the other party successfully stays the court action or compels arbitration of the claims, or both, the party filing the court action shall pay the other party’s costs and expenses, including attorneys’ fees, of obtaining such stay or compulsion.

Neither Customer nor Spectra may bring any action, regardless of form, related to this Agreement, more than two years after the cause of action accrues.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1

The duty to arbitrate extends to any director, officer, employee, agent, subsidiary, or Affiliate making or defending any claim which would otherwise be arbitrable.

Each part of this Schedule is severable. A holding that any part of this Schedule is unenforceable shall not affect the duty to arbitrate under any part of this Schedule.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2